                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT dated as of December 27, 1996, is by and among AIMCO PROPERTIES, L.P., a Delaware limited partnership (the "Company"), AIMCO COPPERFIELD, L.P., a Delaware limited partnership, AIMCO CROWS NEST, L.P., a Delaware limited partnership, AIMCO GROUP, L.P., a Delaware limited partnership, AIMCO HAMPTON HILL, L.P., a Delaware limited partnership, AIMCO HASTINGS PLACE, L.P., a Delaware limited partnership, AIMCO OAK FALLS, L.P., a Delaware limited partnership, AIMCO RECOVERY FUND, L.P., a Delaware limited partnership, AIMCO SIGNATURE POINT, L.P., a Delaware limited partnership, AIMCO SUNBURY, L.P., a Delaware limited partnership, and AIMCO WEST TRAILS, L.P., a Delaware limited partnership (individually, a "Debtor" and collectively, the "Debtors"), and NATIONSBANK OF TEXAS, N.A., a national banking association (the "Secured Party").

                                R E C I T A L S:

     A. The entities described on Schedule 1 hereto (individually, a "Borrower" and collectively, the "Borrowers"), all of whom are Affiliates (hereinafter defined) of Debtors, each desire to obtain extensions of credit from the Secured Party.

     B. The Secured Party has conditioned its obligations to make such extensions of credit upon the execution and delivery of this Agreement by the Debtors.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.1. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

          "AFFILIATE" means, as to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds five percent (5%) or more of any class of voting stock or other equity interests of such Person; or (c) five percent (5%) or more of the voting stock or other equity interests of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities or other equity interests, by contract, or otherwise; PROVIDED, however, in no event shall the Secured Party be deemed an Affiliate of the REIT or any of its Subsidiaries.

          "CAPITAL LEASE OBLIGATIONS" means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP. For purposes of this Agreement, the amount of such Capital Lease
     Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

          "CASH COLLATERAL ACCOUNT" means that certain account to be maintained by Debtors with Secured Party into which Distributions shall be deposited in accordance with Section 5.5 of this Agreement, or any substitute or replacement account therefor.

          "CASH EQUIVALENTS" means: (a) securities issued or fully guaranteed or insured by the United States Government or any agency thereof and backed by the full faith and credit of the United States having maturities of not more than six months from the date of acquisition;
     (b) certificates of deposit, time deposits, demand deposits, eurodollar time deposits, repurchase agreements, reverse repurchase agreements, or bankers' acceptances, having in each case a tenor of not more than three (3) months, issued by any U.S. commercial lender (or any branch or agency of a non-U.S. bank licensed to conduct business in the U.S.) having combined capital and surplus of not less than $100,000,000 whose short-term securities are rated at least A-1 by Standard & Poor's Corporation and P-1 by Moody's Investors Service, Inc.; PROVIDED, HOWEVER, such investments may not be made in amounts in excess of $1,000,000 with any bank that is owed Indebtedness in excess of $1,000,000 by the Company, the REIT or any Subsidiary (other than the Obligations) unless such bank waives in writing (in form and substance satisfactory to the Secured Party) its right to set-off such investment against such Indebtedness; (c) demand deposits on deposit in accounts maintained at commercial banks having membership in the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder; and
     (d) commercial paper of an issuer rated at least A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc. and in either case having a tenor of not more than three (3) months.

          "COLLATERAL" has the meaning specified in Section 2.1 of this Agreement.

          "DEBT COVERAGE AGREEMENTS" means those certain Debt Coverage Agreements of even date herewith between the Borrowers identified on
     Schedule 1 hereto and Secured Party, as the same may be amended or modified from time to time.

          "DEBT SERVICE COVERAGE RATIO" means, with respect to the Company, the REIT and their respective Subsidiaries on a consolidated basis for any period of determination, the ratio computed as follows:

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
                                         EBITDA minus Imputed Capital Expenditures
          Debt Service Coverage Ratio=   --------------------------------------------------
                                         Net Interest Expense plus Scheduled Amortization

          "DISTRIBUTION" for any Person means, with respect to any shares of any capital stock, partnership interests, or other equity interests issued by such Person, (a) the retirement, redemption, purchase. or other acquisition for value of any such interests, (b) the declaration or payment of any dividend or distribution on or with respect to any such interests, (c) any loan or advance by such Person to, or other investment by such Person in, the holder of any of such interests, and
     (d) any other payment by such Person with respect to such interests.

          "DOCUMENT" means any "document", as such term is defined in Section 9.105(a)(6) of the UCC, now owned or hereafter acquired by any Debtor.

          "EBITDA" means, for any period, the sum determined in accordance with GAAP, of the following, for the Company, the REIT and their respective Subsidiaries on a consolidated basis (a) the net income (or net loss)
     PLUS (b) all amounts treated as expenses for real estate depreciation, Net Interest Expense and the amortization of intangibles of any kind to the extent included in the determination of such net income (or loss), PLUS (c) all accrued taxes on or measured by income to the extent included in the determination of such net income (or loss); provided, however, that net income (or loss) shall be computed for these purposes without giving effect to extraordinary losses or gains.

          "EVENT OF DEFAULT" has the meaning specified in Section 6.1.

          "FUNDS FROM OPERATIONS" means, with respect to the Company, the REIT, and their Subsidiaries on a consolidated basis, net income calculated in accordance with GAAP, excluding gains or losses from debt restructuring or sales of property, plus real estate depreciation, plus amortization associated with the purchase of property management companies, and after adjustments for unconsolidated partnerships and joint ventures.

          "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

          "GENERAL INTANGIBLES" means any "general intangibles", as such term is defined in Section 9.106 of the UCC, now owned or hereafter acquired by any Debtor and, in any

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     event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by such Debtor: (a) all of such Debtor's patents, patent applications, patent rights, service marks, trademarks, trade names, trade secrets, intellectual property, registrations, goodwill, copyrights, franchises, licenses, permits, propriety information, customer lists, designs, and inventions, (b) all of such Debtor's books, records, data, plans, manuals, computer software, and computer programs, (c) all of such Debtor's contract rights, partnership interests, joint venture interests, securities, deposit accounts, investment accounts, and certificates of deposit, (d) all rights of such Debtor to payment under letters of credit and similar agreements, (e) all tax refunds and tax refund claims of such Debtor, (f) all choses in action and causes of action of such Debtor (whether arising in contract, tort, or otherwise and whether or not currently in litigation) and all judgments in favor of such Debtor, (g) all rights and claims of such Debtor under warranties and indemnities, and (h) all rights of such Debtor under any insurance, surety, or similar contract or arrangement.

          "GOVERNMENTAL AUTHORITY" means any nation or government, any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

          "GROSS ASSET VALUE" means, with respect to the Company, the REIT and their respective Subsidiaries on a consolidated basis, the sum of: (a) annualized Net Operating Income from all apartment projects owned by the Company and the Subsidiaries of the Company and the REIT for the period from the commencement of the then current year through the end of the most recent quarter, capitalized at 9-3/4%, PLUS (b) annualized unconsolidated net income of the Management Entities for the period from the commencement of the then current year through the end of the most recent quarter multiplied by 4.50, PLUS (c) all cash (including Restricted Cash) and the fair market value of all Cash Equivalents held as of the last day of such quarter.

          "GUARANTORS" means the Persons identified on Schedule 3 hereto.

          "GUARANTY" means that certain Guaranty Agreement of even date herewith, executed by Guarantors in favor of Secured Party, as the same may be amended or modified from time to time.

          "IMPUTED CAPITAL EXPENDITURES" means, for any four (4) consecutive quarters, an amount equal to the average number of apartment units owned by the Company and the Subsidiaries of the company and the REIT during such period multiplied by Three Hundred Dollars ($300) and for any period of less than four (4) consecutive quarters, an appropriate proration of such amount.

          "INDEBTEDNESS" of any Person means without duplication, (a) all indebtedness for borrowed money, (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, (c) all reimbursement obligations with respect to

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     surety bonds, letters of credit, bankers' acceptances and similar instruments (in each case, to the extent material or noncontingent),
     (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of properties, (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to properties acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such properties), (f) all Capital Lease Obligations, (g) all net obligations with respect to Rate Contracts,
     (h) all obligations (other than, in the case of the REIT, the obligation to acquire units in exchange for shares of common stock of the REIT) to purchase, redeem, or acquire any stock of such Person or its Affiliates that, by its terms or by the terms of any security into which it is convertible or exchangeable, is, or upon the happening of any event or the passage of time would be, required to be redeemed or repurchased by such Person or its Affiliates, including at the option of the holder, in whole or in part, or has, or upon the happening of an event or passage of time would have, a redemption or similar payment due, before June 30, 2001, (i) all indebtedness referred to in clauses
     (a) through (h) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien upon or in properties (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, and (j) all guaranty obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (h) above.

          "INSTRUMENT" means any "instrument", as such term is defined in
     Section 9.105(a)(9) of the UCC, now owned or hereafter acquired by any Debtor.

          "INTEREST COVERAGE RATIO" means, with respect to the Company, the REIT and their respective Subsidiaries on a consolidated basis for any period of determination, the ratio computed as follows:

                                    EBITDA minus Imputed Capital Expenditures
          Interest Coverage Ratio=  -----------------------------------------
                                    Net Interest Expense

          "LOAN DOCUMENTS" means this Agreement and all promissory notes, security agreements, deeds of trust, assignments, guaranties, and other instruments, documents, and agreements executed and delivered pursuant to or in connection with this Agreement, as such instruments, documents, and agreements may be amended, modified, renewed, extended, or supplemented from time to time.

          "MANAGEMENT ENTITY" shall mean each of the following Persons and any successor thereto which conducts the management business described in the SEC report of the REIT, as well as any Subsidiary of the Company which is engaged in the business of managing multi-family apartment projects or other real estate projects: Property Asset

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     Management Services, L.P., a Delaware limited partnership, Property
     Asset Management Services, Inc., a Delaware corporation, Property Asset Management Services-CA, LLC, a California limited liability company, and each of the "Service LLC's" referred to in the SEC Report.

          "NET INTEREST EXPENSE" means, for any period, gross interest expense for the period (including all commissions, discounts, fees and other charges in connection with standby letters of credit and similar instruments) for the Company, the REIT and their respective Subsidiaries PLUS the portion of the upfront costs and expenses for Rate Contracts entered into by the Company, the REIT and their respective Subsidiaries (to the extent not included in gross interest expense) fairly allocated to such Rate Contracts as expenses for such period, as determined in accordance with GAAP; provided, that, all interest expense accrued by the Company, the REIT and their respective Subsidiaries during such period, even if not payable on or before December 27, 1997, shall be included within "Net Interest Expense." Notwithstanding the foregoing, interest accrued under any intercompany Indebtedness shall not be included within "Net Interest Expense" for any purposes hereof.

          "NET OPERATING INCOME," as to any property, means (a) all gross revenues received from the operation of such property during a particular period (including, without limitation, payments received from insurance on account of business or rental interruption and condemnation proceeds from any temporary use or occupancy, in each case to the extent attributable to the period for which such Net Operating Income is being determined, but excluding any proceeds from the sale or other disposition of any part or all of such property; or from any financing or refinancing of such property; or from any condemnation of any part or all of such property (except for temporary use or occupancy); or on account of a casualty to the property (other than payments from insurance on account of business or rental interruption); or any security deposits paid under leases of all or a part of such property, unless forfeited by tenants; and similar items or transactions the proceeds of which under GAAP are deemed attributable to capital), MINUS (b) all reasonable and customary property maintenance and repair costs, leasing and administrative costs, management fees assumed to be three percent (3%) of gross receipts (whether or not actually paid pursuant to a separate management contract or otherwise) and real estate taxes and insurance premiums actually paid by the Company during such period with respect to such property (exclusive of Capital Expenditures). There shall be no deduction for any expense not involving a cash expenditure, such as depreciation.

          "NET WORTH" means at any time the Gross Asset Value minus all liabilities (as determined in accordance with GAAP) of the Company, the REIT and their respective Subsidiaries on a consolidated basis.

          "NOTES" means the promissory notes of even date herewith of the Borrowers (except as to the Signature Point Loan, the Borrower for this purpose shall mean

     Signature Point Joint Venture) payable to the order of Secured Party in the original principal amount identified for each Borrower on Schedule 1 hereto, and all renewals, extensions, and modifications thereof.

          "OBLIGATIONS" means all obligations, indebtedness, and liabilities of the Debtors, Guarantors, or any of them to the Secured Party, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, under the Guaranty, all costs and expenses, including, without limitation, all attorneys' fees and legal expenses incurred by the Secured Party to preserve and maintain the Collateral, collect the obligations herein described, and enforce this Agreement, and all extensions, renewals, and modifications of any of the foregoing.

          "PERSON" means any individual, corporation, business trust, association, company, partnership, joint venture, Governmental Authority, or other entity.

          "PLEDGED CASH" means the amount held on deposit in the Cash Collateral Account.

          "PROCEEDS" means any "proceeds", as such term is defined in
     Section 9.306 of the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to any Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any governmental authority or agency (or any person acting under color of governmental authority or agency), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "RATE CONTRACTS" means interest rate and currency swap agreements, cap, floor and collar agreements, interest rate insurance, currency spot and forward contracts and other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

          "REIT" means, Apartment Investment and Management Company, a Maryland corporation.

          "RESPONSIBLE OFFICER" means, in relation to the REIT, the Chief Executive Officer or the Vice Chairman of the REIT, and, in relation to the Company, the Chief Executive Officer or any Vice President of the general partner of the Company, in its capacity as the general partner of the Company, and/or any other officer of the REIT or the general partner of the Company having substantially the same authority and responsibility, or, with respect to financial matters, the Chief Financial Officer or the Treasurer of the REIT or the general partner of the Company, respectively, or any other officer having substantially the same authority and responsibility.

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          "RESTRICTED CASH" means the sum of Pledged Cash plus any cash pledged by the Company, the REIT or any of their respective
     Subsidiaries to other lenders, as indicated in the line item for "restricted cash" in the REIT's balance sheet from time to time.

          "SCHEDULED AMORTIZATION" means, with respect to the Company and the Subsidiaries of the Company or the REIT on a consolidated basis, the sum, as of any date of determination, of (a) all Indebtedness of such Persons, the maturity of which is less than or equal to twelve
     (12) months from the date of determination excluding balloon payments on any secured loan which is secured by real property collateral with no physical, operating, financial performance or valuation characteristics which could impair in any respect the ability of the owner thereof to refinance such loan in full on or prior to the maturity thereof at customary market terms, conditions and underwriting criteria, and (b) the current portion (i.e., such portion as is scheduled to be paid by the obligor thereof within twelve (12) months from the date of determination) of all Indebtedness of such Persons, the maturity of which is more than twelve (12) months from the date of determination.

          "SEC" means the Securities and Exchange Commission, or any successor thereto.

          "SEC REPORT" means the Annual Report of the REIT on Form 10-K filed with the SEC for the year ending December 31, 1995.

          "SUBSIDIARY" means any corporation, association, partnership, joint venture, trust, or other business entity of which at least a majority of the outstanding shares of stock or other equity or beneficial interests (in the case of Persons other than corporations) is at the time directly or indirectly owned or controlled by a Person or one or more of the Subsidiaries or by a Person and one or more of the Subsidiaries.

          "TOTAL INDEBTEDNESS" means as of any date of determination, all outstanding Indebtedness, and in the case of clause (iii) below, Indebtedness available to be drawn, of the Company, the REIT and their respective Subsidiaries, and shall include, without limitation: (i) any such Person's share of the Indebtedness of any partnership or joint venture in which such Person directly or indirectly holds any interest;
     (ii) any recourse or contingent obligations, directly or indirectly, of such Person with respect to any Indebtedness of such partnership or joint venture in excess of its proportionate share and (iii) such Person's liability in respect of letters of credit, whether such liability in contingent or fixed (such liability to be determined on the assumption that all conditions for drawing upon such letters of credit have been complied with). Notwithstanding the foregoing, (x) intercompany indebtedness, and (y) accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the ordinary course of business in accordance with customary terms and paid within the specified time, shall be excluded from the calculation of "Total Indebtedness" but shall not otherwise be excluded as Indebtedness for any other purpose hereof.

          "UCC" means the Uniform Commercial Code as in effect in the State of Texas or, if so required with respect to any particular Collateral by mandatory provisions of applicable law, as in effect in the jurisdiction in which such Collateral is located.

                                   ARTICLE II

                                SECURITY INTEREST

     Section 2.1. SECURITY INTEREST. As collateral security for the prompt payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration, or otherwise), the Debtors hereby assign to Secured Party and grant to the Secured Party a lien on and security interest in all of the right, title, and interest of the Debtors, or any of them, in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):

          (a) all of the interests of Debtors or any of them in the Borrowers, including general and limited partnership interests, and all Instruments, Documents, and General Intangibles evidencing the foregoing or related thereto;

          (b) all Distributions paid to Debtors or any of them on account of the interests described in subparagraph (a);

          (c) the Cash Collateral Account, and all money, Instruments, securities, Documents, chattel paper, credits, claims, demands, income, and other property on deposit in, issued in connection with, or otherwise related to any such deposit account, all of which Secured Party shall be deemed to have possession when in transit to or set apart for it or any of its agents or Affiliates;

          (d) all other goods and personal property of the Debtors whether tangible or intangible and now or hereafter delivered by Debtors or any of them to Secured Party; and

          (e) all Proceeds and products of any or all of the foregoing.

Without limiting the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Debtors, the Guarantors, or any of them to the Secured Party but for the fact that they are unenforceable or not allowable due to the existence of bankruptcy, reorganization, or similar proceedings involving any Borrower, Guarantor, or Debtor.

     Section 2.2. DEBTORS REMAIN LIABLE. Notwithstanding anything to the contrary contained herein, (a) the Debtors shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the

Secured Party of any of its rights hereunder shall not release any Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Secured Party shall not have any obligation or liability under any of the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     To induce the Secured Party to enter into this Agreement, the Debtors jointly and severally represent and warrant to the Secured Party that:

     Section 3.1. PARTNERSHIP EXISTENCE, Each Debtor (a) is a limited partnership duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization; (b) has all requisite partnership power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a material adverse effect on its business, condition (financial or otherwise), operations, prospects, or properties. The Debtors have the partnership power and authority to execute, deliver, and perform their respective obligations under this Agreement, Other than the Debtors, no Affiliate of the REIT holds a partnership interest in any of the Borrowers. Schedule I hereto sets forth all ownership interests in each Borrower now owned by Debtors or any of them. The ownership interest of Debtors in the Borrowers is not evidenced by any Instrument, Document, or certificate, Debtors have, at the time of execution of this Agreement, delivered to Secured Party a true and correct copy of the organizational documents of each Borrower.

     Section 3.2. PARTNERSHIP ACTION NO BREACH. The execution. delivery, and performance by the Debtors of this Agreement and compliance with the terms and provisions hereof have been duly authorized by all requisite partnership action on the part of the Debtors and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the partnership agreement, as the case may be, of the Debtors or any Borrower,
(ii) any applicable law, rule, or regulation or any order, writ, injunction. or decree of any governmental authority or agency or arbitrator, or (iii) any agreement or instrument to which any Debtor is a party or by which it or any of its property is bound or subject, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any lien (except as provided in Section 2.1 hereof) upon any of the revenues or assets of any Debtor. The exercise by Secured Party of any remedies available hereunder, including without limitation transfer of partnership interests which constitute Collateral, will not (a) breach any partnership agreement of any Borrower, nor (b) provided that the limited partners of such Borrower approve the substitution of the Secured Party as a substitute general partner, trigger a dissolution of any Borrower.

     Section 3.3. APPROVALS. No authorization, approval, or consent of, and no filing or registration with, any governmental authority or agency or third party is or will be necessary for the execution, delivery, or performance by the Debtors of this Agreement or the validity or enforceability thereof.

     Section 3.4. ENFORCEABILITY. This Agreement constitutes the legal, valid, and binding obligation of the Debtors, enforceable against each Debtor in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

     Section 3.5. TITLE. Each Debtor is, and with respect to Collateral acquired after the date hereof each Debtor will be, the legal and beneficial owner of the Collateral free and clear of any lien, security interest, or other encumbrance, except the lien of Secured Party.

     Section 3.6. FINANCING STATEMENTS. No financing statement, security agreement, or other lien instrument covering all or any part of the Collateral is on file in any public office, except as may have been filed in favor of the Secured Party pursuant to this Agreement. No Debtor has within the past five (5) years had a trade name or done business under any name other than its legal name set forth at the beginning of this Agreement.

     Section 3.7. PRINCIPAL PLACE OF BUSINESS. The principal place of business and chief executive office of each Debtor, and the office where such Debtor keeps its books and records, is located on the signature pages of this Agreement.

     Section 3.8. LOCATION. All Instruments of any Debtor evidencing Collateral have been delivered to the Secured Party.

     Section 3.9. PERFECTION. Upon the filing of Uniform Commercial Code financing statements in the jurisdictions listed on Schedule 2 attached hereto, and upon the Secured Party's obtaining possession of all Documents and Instruments of the Debtors evidencing Collateral, the security interest in favor of the Secured Party created herein will constitute a valid and perfected lien upon and security interest in the Collateral, subject to no equal or prior lien.

     Section 3.10. INDEPENDENT INVESTIGATION. Each Debtor has, independently and without reliance upon the Secured Party and based upon such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. There are no conditions precedent to the full effectiveness of this Agreement that have not been fully and permanently satisfied.

     Section 3.11. LITIGATION. There is no litigation, investigation, or governmental proceeding threatened against any Debtor or any of its properties which if adversely determined would reasonably be expected to have a material adverse effect on the Collateral or the financial condition. operations, or business of such Debtor.

     Section 3.12. BENEFIT TO DEBTOR. The value of the consideration received and to be received by each Debtor as a result of the Borrowers and the Secured Party entering into the loan transactions and the Debtors executing and delivering this Agreement and the Guaranty is reasonably worth at least as much as the liability and obligation of such Debtor hereunder, and such liability and obligation and the Borrowers' entering into the loan transactions have benefited and may reasonably expected to benefit such Debtor directly and indirectly.

     Section 3.13. DISCLOSURE. No statement, information, report, representation, or warranty made by any Debtor in this Agreement or in any other Loan Document or furnished to the Secured Party in connection with this Agreement or any of the transactions contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to any Debtor which has a material adverse effect, or which might in the future have a material adverse effect, on the business, condition (financial or otherwise), operations, prospects, or properties of any Debtor or any Subsidiary that has not been disclosed in writing to the Secured Party.

     Section 3.14. AGREEMENTS. No Debtor nor any of their Subsidiaries is a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction which could have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of any Debtor or any Subsidiary, or the ability of any Borrower or Debtor to pay and perform its obligations under the Loan Documents. No Debtors nor any of their Subsidiaries is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party.

     Section 3.15. COMPLIANCE WITH LAWS. No Debtor nor any of their Subsidiaries is in violation in any material respect of any law, rule, regulation, order, or decree of any Governmental Authority or arbitrator.

                                   ARTICLE IV

                                   COVENANTS

     The Debtors jointly and severally covenant and agree with the Secured Party that until the Obligations are paid and performed in full and all commitments of the Secured Party to the Borrowers and the Debtors have terminated:

     Section 4.1. ENCUMBRANCES. No Debtor shall create, permit, or suffer to exist, and shall defend the Collateral against, any lien, security interest, or other encumbrance on the Collateral, and shall defend such Debtor's rights in the Collateral and the Secured Party's security interest in the Collateral against the claims and demands of all persons or entities. No Debtor shall do anything to impair the rights of the Secured Party in the Collateral.

     Section 4.2. MODIFICATION OF COLLATERAL. The Debtors shall, in accordance with prudent business practices, endeavor to collect or cause to be collected from each Borrower, as and when due, any and all amounts owing in respect of the Collateral. Without the prior written consent of the Secured Party, the Debtors shall not (a) grant any extension of time for any payment with respect to any of the Distributions, (b) compromise, compound, or settle any of the Distributions with respect to the Collateral for less than the full amount thereof, (c) release, in whole or in part, any person or entity liable for payment thereof, (d) allow any credit or discount for payment with respect thereto, or (e) release any lien, security interest, or guaranty securing any such amount.

     Section 4.3. DISPOSITION OF COLLATERAL. No Debtor shall sell, lease, assign (by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to, the Collateral or any part thereof without the prior written consent of the Secured Party.

     Section 4.4. FURTHER ASSURANCES. At any time and from time to time, upon the request of the Secured Party, and at the sole expense of the Debtors, the Debtors shall promptly execute and deliver all such further instruments, agreements, and documents and take such further action as the Secured Party may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement. Without limiting the generality of the foregoing, the Debtors shall (a) execute and deliver to the Secured Party such financing statements as the Secured Party may from time to time require; (b) deliver and pledge to the Secured Party all Documents (including, without limitation, negotiable documents of title) evidencing Collateral; (c) deliver and pledge to the Secured Party all Instruments of the Debtors evidencing Collateral with any necessary endorsements; and (d) execute and deliver to the Secured Party such other documents, instruments, and agreements as the Secured Party may require to perfect and maintain the validity, effectiveness, and priority of the liens intended to be created thereby. Each Debtor authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of each Debtor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

     Section 4.5. RISK OF LOSS. The Debtors shall be responsible for any loss or damage to the Collateral except any loss or damage due to Secured Party's gross negligence or willful misconduct.

     Section 4.6. INSPECTION RIGHTS. Each Debtor shall permit the Secured Party and its representatives to examine, inspect, and audit the Collateral and to examine, inspect, and copy such Debtor's books and records at any reasonable time and as often as the Secured Party may desire, but excluding materials subject to valid privileges which would be voided by such examination, inspection and audit. The Secured Party may at any time and from time to time contact obligors with respect to the Collateral to verify the existence, amounts, and terms thereof.

     Section 4.7. CHANGES. No Debtor shall change its name, identity, or corporate or partnership structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless such Debtor shall have given the Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Secured Party to make each financing statement not seriously misleading. No Debtor shall change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given the Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Secured Party to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

     Section 4.8. BOOKS AND RECORDS: INFORMATION. The Debtors shall keep accurate and complete books and records of the Collateral and the Debtor's business and financial condition in accordance with GAAP. The Debtors shall from time to time at the request of the Secured Party deliver to the Secured Party such information regarding the Collateral and the Debtors as the Secured Party may request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral, to the extent such materials are not subject to a valid privilege which would be voided by disclosure of such information. The Debtors shall mark their books and records to reflect the security interest of the Secured Party under this Agreement.

     Section 4.9. TAXES AND CLAIMS. Each Debtor shall pay and discharge, before the same become delinquent, (a) all taxes, assessments, and governmental charges imposed upon it or upon any of its property, and (b) all lawful claims that, if unpaid, might become a lien upon any of its property; PROVIDED, however, that no Debtor shall be required to pay or discharge any such tax, assessment, or governmental charge if (i) the amount or validity thereof is being contested in good faith by proper proceedings being diligently pursued, (ii) adequate reserves therefor have been established in accordance with GAAP, and (iii) such proceedings do not subject the Secured Party to any criminal or civil penalty or liability or involve any substantial risk of the sale, forfeiture, or loss of any item of Collateral.

     Section 4.10. COMPLIANCE WITH LAWS. Each Debtor shall comply in all material respects with all applicable laws, rules, regulations, orders, and decrees of any governmental authority or agency or arbitrator.

     Section 4.11. COMPLIANCE WITH AGREEMENTS. Each Debtor shall comply in all material respects with all agreements, contracts, and instruments binding on it or affecting its properties or businesses.

     Section 4.12. NOTIFICATION. The Debtors shall promptly notify the Secured Party of (a) any lien, security interest, encumbrance, or claim that has attached to or been made or asserted against any of the Collateral, (b) any material change in any of the Collateral, including, without limitation, any material damage to or loss of any of the Collateral, (c) the occurrence of any other event that could have a material adverse effect on the Collateral or the security interest created hereunder, and (d) the occurrence or existence of any Event of Default or of any event or condition that, with the giving of notice or lapse of time or both, would constitute an Event of Default.

     Section 4.13. COLLECTION OF COLLATERAL. Except as otherwise provided in this Section, the Debtors shall have the right to collect and receive payments on the Collateral. In connection with such collections, the Debtors may take (and, at the Secured Party's direction, shall take) such actions as the Debtors or the Secured Party may deem necessary or advisable to enforce collection of the Collateral. If an Event of Default shall have occurred and be continuing, the Debtors shall, upon the request of the Secured Party, instruct all persons or entities obligated in respect of the Collateral to make all payments on the Collateral either (a) directly to the Secured Party (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Secured Party), or (b) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name or under the control of the Secured Party) under arrangements in form and substance satisfactory to the Secured Party pursuant to which the Debtors shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all such payments directly to the Secured Party. In addition to the foregoing, the Debtors agree that if any Proceeds of any Collateral shall be received by any Debtor while an Event of Default exists, the Debtors shall promptly deliver such Proceeds to the Secured Party with any necessary endorsements. Until such Proceeds are delivered to the Secured Party, such Proceeds shall be held in trust by such Debtor for the benefit of the Secured Party and shall not be commingled with any other funds or property of such Debtor. All Proceeds of Collateral received by the Secured Party pursuant to this Section may be applied by the Secured Party to the Obligations in such order and manner as the Secured Party may elect in its sole discretion.

     Section 4.14. REPORTING REQUIREMENTS. The Debtors will furnish to the Secured Party, or cause the Guarantors to furnish to the Secured Party, in form and detail satisfactory to Secured Party:

          (a) ANNUAL FINANCIAL STATEMENTS. As soon as available, but not later than ninety (90) days after the end of each fiscal year, a copy of the audited consolidated balance sheet of the REIT, and each Guarantor and Debtor not included in the REIT's consolidated financial statements, as of the end of such year and the related consolidated statements of operations, stockholders' equity (where applicable) and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, including the REIT's SEC Form 10K for such period, and accompanied by the unqualified opinion of a nationally-recognized independent public accounting firm stating that such consolidated financial statements present fairly the financial position for the periods indicated, in conformity with GAAP, and applied on a basis consistent with prior years;

          (b) QUARTERLY FINANCIAL STATEMENTS. As soon as available, but not later than sixty (60) days after the end of each of the first three (3) fiscal quarters of each year, a copy of the unaudited consolidated balance sheet of the REIT, and each Guarantor and Debtor not included in the REIT's consolidated financial statements, as of the end of such quarter and the related consolidated statements of operations, stockholders' equity (where applicable) and cash flows for the period commencing on the first day and ending on the last day of such quarter, including the REIT's SEC Form 10Q for such period, and accompanied by a certificate signed by at least two (2) Responsible Officers stating that such financial statements are complete and correct and present fairly the financial position for the periods indicated, in conformity with GAAP for interim financial statements, and applied on a basis consistent with prior quarters;

          (c) COMPANY PLANS AND PROJECTIONS. Not less than ninety (90) days after the beginning of each fiscal year, copies of (A) the Company's business plan for the current and the succeeding three (3) fiscal years, (B) the Company's annual budgets (including capital expenditure budgets) and projections; and (C) the Company's financial projections for the current and the succeeding three (3) fiscal years, as prepared by the Company's Chief Financial Officer and in a format and with such detail as Secured Party may reasonably require;

          (d) QUARTERLY CONSOLIDATED OPERATING STATEMENTS. To the extent not otherwise provided in disclosure documents filed with the SEC and delivered to Secured Party hereunder, as soon as available, but not later than forty-five (45) days after the end of each fiscal quarter, a quarterly consolidated operating statement for all of the properties of the Company and its Subsidiaries (in a format and with such detail as Secured Party may require), accompanied by a certificate signed by at least two (2) Responsible Officers certifying that the information contained therein, subject to audit, is complete and correct to the knowledge of the Company;

          (e) ACCOUNTING CERTIFICATES. Concurrently with the delivery of the financial statements referred to in Section 4.14(a), a certificate of the independent certified public accountants reporting on such financial statements stating that, in making the examination necessary therefor, no knowledge was obtained of any Event of Default, or event which with the giving of notice or lapse of time or both would be an Event of Default, except as specified in such certificate;

          (f) OFFICERS' CERTIFICATES. Concurrently with the delivery of the financial statements referred to in Sections 4.14(a) and 4.14(b) above, a compliance certificate, signed by at least two (2) Responsible Officers (i) stating that, to the best of such officers' knowledge, each of the Company, the REIT and their respective Subsidiaries, during such period, has observed or performed all of its covenants and other agreements, and satisfied every condition contained in this Agreement to be observed, performed or satisfied by it, and that such officers have no knowledge of any Event of Default, or event which with the giving of notice or lapse of time or both would be an Event of Default, except as specified in such certificate; and (ii) showing in detail the calculations supporting such statement for such period in respect of the covenants in Section 4.15;

          (g) PERIODIC REPORTS AND FILINGS: PRESS RELEASES. Promptly after the same are sent or released, copies of all reports, proxy statements and financial statements which the REIT sends to its shareholders and copies of all press releases made by the company and the REIT, promptly after the same are filed, copies of all financial statements and regular, periodical or special reports which the REIT may make to, or file with, the SEC or any successor or similar Governmental Authority and promptly after the same are received, copies of any reports prepared by analysts for or with respect to the Company or the REIT;

          (h) ACCOUNTANTS' REPORTS. Promptly after the same are received, copies of all reports which the independent certified public accountants of the Company or the REIT deliver to the Company or the REIT;

          (i) NOTICE OF LITIGATION. Promptly after the commencement thereof, notice of all actions, suits, and proceedings before any Governmental Authority or arbitrator affecting the REIT, any of its Subsidiaries, any Guarantor, or any Debtor which, if determined adversely, could have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of the REIT, such Subsidiary, any Guarantor, or any Debtor;

          (j) NOTICE OF DEFAULT. As soon as possible and in any event within five (5) days after the occurrence of each Event of Default, a written notice setting forth the details of such Event of Default and the action that the REIT has taken and proposes to take with respect thereto;

          (k) REPORTS TO OTHER CREDITORS. Promptly after the furnishing thereof, copies of any statement or report furnished by the REIT or the Company to any other party pursuant to the terms of any indenture, loan, or credit or similar agreement and not otherwise required to be furnished to the Secured Party pursuant to any other clause of this Section;

          (l) NOTICE OF MATERIAL ADVERSE CHANGE. As soon as possible and in any event within five (5) days after the occurrence thereof, written notice of any matter that could have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of the REIT, any Subsidiary, any Guarantor, or any Debtor; and

          (m) GENERAL INFORMATION. Promptly, such other information concerning the REIT or any Subsidiary as the Secured Party may from time to time reasonably request except materials subject to a valid privilege which would be voided by providing such information.

     Section 4.15.  FINANCIAL COVENANTS.

          (a) The Net Worth of the REIT and its Subsidiaries on a consolidated basis shall not be less than $200,000,000 at any time.

          (b) The ratio of Total Indebtedness to Gross Asset Value shall not exceed 0.60-to-1.00 at any time.

          (c) The Interest Coverage Ratio computed for any fiscal quarter or year shall not be less than 2.00-to-1.00.

          (d) The Debt Service Coverage Ratio computed for any fiscal quarter or year shall not be less than 1.80-to-1.00.

          (e) The aggregate amount of (i) the appraised values of each Mortgaged Property (as defined in the applicable Deed of Trust securing a Note) owned by a Borrower, as determined by the most recent MAI appraisal obtained and accepted by Secured Party, from time to time. minus all Indebtedness and other liabilities of each Borrower, TIMES
     (ii) the percentage of partnership interests in all Borrowers which are subject to Secured Party's security interest created under this Agreement, shall at all times equal or exceed $12,000,000.

     Section 4.16. MAINTENANCE OF EXISTENCE: CONDUCT OF BUSINESS. Each Debtor will preserve and maintain, and will cause each of their Subsidiaries to preserve and maintain, its partnership or corporate existence and all of its leases, privileges, licenses, permits, franchises, qualifications, and rights that are necessary or desirable in the ordinary conduct of its business. Each Debtor will conduct, and will cause each of their Subsidiaries to conduct, its business in an orderly and efficient manner in accordance with good business practices.

     Section 4.17. MAINTENANCE OF PROPERTIES. Each Debtor will maintain, keep, and preserve, and cause each of their Subsidiaries to maintain, keep, and preserve, all of its properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition.

     Section 4.18. MERGERS, ETC. No Debtor will become a party and will not permit any of their Subsidiaries to become a party, to a merger or consolidation, or purchase or otherwise acquire all or any part of the assets of any Person or any shares or other evidence of beneficial ownership of any Person, or wind-up, dissolve, or liquidate.

     Section 4.19. RESTRICTED PAYMENTS. At any time when Distributions are required to be paid into the Cash Collateral Account pursuant to Section 5.5 hereof, no Debtor will declare or pay any dividends or make any other payment or distribution (in cash, property, or obligations) on account of its capital stock or partnership interests comprised of all or any portion of the Collateral, or redeem, purchase, retire, or otherwise acquire any of its capital stock or partnership interests, or permit any of its Subsidiaries to purchase or otherwise acquire any of the capital stock or partnership interests of such Debtor or any Subsidiary in exchange or consideration for all or any portion of the Collateral, or set apart all of any portion of the Collateral for a sinking or other analogous fund for any dividend or other distribution on its capital stock or partnership interests or for any redemption, purchase, retirement, or other acquisition of any of its capital stock or partnership interests in respect of all or any portion of the Collateral; provided, however, that when an Event of Default, or event which with the giving of notice or lapse of time or both would be an Event of Default, exists or would result therefrom, the Company shall not take or permit to be taken any of the foregoing actions regardless of whether or not same relate to all or any portion of the Collateral.

     Section 4.20. TRANSACTIONS WITH AFFILIATES. The Debtors will not enter into, and will not permit any of their Subsidiaries to enter into, any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate of the Debtors or such Subsidiary, except in the ordinary course of and pursuant to the reasonable requirements of such Debtor's or such Subsidiary's business and upon fair and reasonable terms no less favorable to such Debtor or such Subsidiary than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate of such Debtor or such Subsidiary.

     Section 4.21. ACCOUNTING. The Debtors will not, and will not permit any of their Subsidiaries to, change its fiscal year or make any change (a) in accounting treatment or reporting practices, except as required by GAAP and disclosed to the Secured Party, or (b) in tax reporting treatment, except as required by law and disclosed to the Secured Party.

     Section 4.22. AMENDMENT TO PARTNERSHIP AGREEMENTS. None of the Debtors shall initiate or consent to any amendment to the partnership agreement governing any Borrower that would increase the percentage of the limited partners therein whose approval is required to admit a substitute general partner to such partnership.

     Section 4.23. NOTICES REGARDING FORECLOSURE. The Secured Party shall use reasonable efforts to send written notice to the applicable Debtor in the event that, following the occurrence and during the continuance of an Event of Default, the Secured Party elects to exercise its rights under this Agreement to foreclose upon such Debtor's general partnership interest in a Borrower. Within two (2) business days of receipt of such notice, the applicable Debtor shall send a notice to the limited partners in such Borrower proposing the admission of the Secured Party as a substitute general partner. The Company shall exercise its right to vote in respect of its limited partnership interests in any such Borrower in favor of admitting the Secured Party as a substitute general partner.

     Section 4.24. NOTICE AND CONSENT. Concurrently herewith, each Debtor shall execute and deliver a Notice and Consent in the form of Schedule 4 attached hereto and made a part hereof to each Borrower in which it holds a partnership interest.

                                   ARTICLE V

                          RIGHTS OF THE SECURED PARTY

     Section 5.1. POWER OF ATTORNEY. Each Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and faithful attorney-in-fact with full irrevocable power and authority in the name of such Debtor or in its own name, when an Event of Default exists, to take any and all action and to execute any and all documents and instruments which the Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, each Debtor hereby gives the Secured Party the power and right on behalf of such Debtor and in its own name to do any of the following, without notice to or the consent of such Debtor:

          (i) to demand, sue for, collect, or receive in the name of such Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance:

          (ii) to pay or discharge taxes, liens, or other encumbrances levied or placed on or threatened against the Collateral;

          (iii) (A) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Secured Party or as the Secured Party shall direct; (B) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral;
     (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action, or proceeding brought against such Debtor with respect to any Collateral;
     (F) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Secured Party may determine; (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (J) to make, settle, compromise, or adjust claims under any insurance policy covering any of the Collateral; and (K) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve, or realize upon the Collateral and the Secured Party's security interest therein.

     This power of attorney is a power coupled with an interest and shall be irrevocable. The Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on the Secured Party solely to protect, preserve, and realize upon its security interest in the Collateral. The Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or lien given to secure the Collateral.

     Section 5.2. SETOFF: PROPERTY HELD BY THE SECURED PARTY. When an Event of Default exists, the Secured Party shall have the right to set off and apply against the Obligations, at any time and without notice to any Debtor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Secured Party to the Debtors or any of them whether or not the Obligations are then due. As additional security for the Obligations, each Debtor hereby grants the Secured Party a security interest in all money, instruments, and other property of such Debtor now or hereafter held by the Secured Party, including without limitation, property held in safekeeping. In addition to the Secured Party's right of setoff and as further security for the Obligations, each Debtor hereby grants the Secured Party a security interest in all deposits (general or special, time or demand, provisional or final) of such Debtor now or hereafter on deposit with or held by the Secured Party and all other sums at any time credited by or owing from the Secured Party to such Debtor. The rights and remedies of the Secured Party hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Secured Party may have.

     Section 5.3. ASSIGNMENT BY THE SECURED PARTY. The Secured Party may at any time assign or otherwise transfer all or any portion of the Obligations, in accordance with paragraph 15 of the Notes, to any other person or entity, and such person or entity shall thereupon become vested with all of the rights and benefits of the Secured Party hereunder.

     Section 5.4. PERFORMANCE BY THE SECURED PARTY. If any Debtor shall fail to perform any covenant or agreement contained in this Agreement, the Secured Party may perform or attempt to perform such covenant or agreement on behalf of the Debtors. In such event, the Debtors shall, at the request of the Secured Party, promptly pay any amount expended by the Secured Party in connection with such performance or attempted performance to the Secured Party, together with interest thereon at the maximum rate permitted by applicable law, from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing. it is expressly agreed that the Secured Party shall not have any liability or responsibility for the performance of any obligation of any Debtor under this Agreement.

     Section 5.5.   DISTRIBUTIONS WITH RESPECT TO COLLATERAL AND RIGHT TO
NOTIFY.

          (a) All Distributions in respect of the Collateral shall be deposited into the Cash Collateral Account until such time as the tests in this Section are satisfied. Each Debtor hereby authorizes Secured Party to direct each issuer of the Collateral to make payment of any Distributions in respect thereof directly to the Cash Collateral Account. At such time as (i) the Debt Coverage Ratio (as defined in the Debt Coverage Agreements) for each of Coventry Square Partners, Crows Nest Partners, Ltd., Sunbury, Partners, Ltd., and J. W. English Swiss Village Partners, Ltd. equals or exceeds 1.20 to 1.00, and (ii) the outstanding principal balance of the Notes listed on Schedule 1 for Coventry Square Partners, Crows Nest Partners, Ltd., Sunbury Partners, Ltd., and J. W. English Swiss Village Partners, Ltd. equals or exceeds
     1.20 to 1.00 are reduced to (or balances exist in the Cash Collateral Account in an amount sufficient to reduce such balances to) $3,890,000, $3,880,000, $2,730,000, and $6,388,000, respectively, then any further
     Distributions with respect to the Collateral shall be paid to Debtors for so long as no Event of Default exists. Thereafter, Secured Party hereby authorizes each Debtor to collect the Collateral, but Secured Party may, without cause or notice, curtail or terminate said authority at any time when an Event of Default exists. When an Event of Default exists, upon notice by Secured Party, whether oral or in writing, to a Debtor, such Debtor shall forthwith upon receipt of all checks, drafts, cash, and other remittances in payment of or on account of the Collateral, deposit the same in one or more special accounts maintained with Secured Party over which Secured Party alone shall have the power of withdrawal. The remittance of the proceeds of such Collateral shall not, however. constitute payment or liquidation of such Collateral until Secured Party shall receive good funds for such proceeds. Funds placed in such special accounts shall be held by Secured Party as security for all Obligations secured hereunder. These proceeds shall be deposited in precisely the form received, except for the indorsement of a Debtor where necessary to permit collection of items, which indorsement a Debtor agrees to make, and which indorsement Secured Party is also hereby authorized, as attorney-in-fact, to make on behalf of such Debtor. In the event Secured Party has notified a Debtor to make deposits to a special account, pending such deposit, such Debtor agrees that it will not commingle any such checks, drafts, cash or other remittances with any funds or other property of such Debtor, but will hold them separate and apart therefrom, and upon an express trust for Secured Party until deposit thereof is made in the special account. When an Event of Default exists, Secured Party may, from time to time, apply the whole or any part of the Collateral funds on deposit in this special account against such Obligations as are secured hereby as Secured Party may in its sole discretion elect. At the sole election of Secured Party, any portion of said funds on deposit in the special account which Secured

     Party shall elect not to apply to the Obligations, may be paid over by Secured Party to Debtors. At any time when an Event of Default exists and during the period prior to satisfaction of the tests set forth in this Section. Secured Party may notify persons obligated on any Collateral to make payments directly to Secured Party and Secured Party may take control of all proceeds of any Collateral. Until Secured Party elects to exercise such rights, Debtors, as agent of Secured Party, shall collect and enforce all payments owed on the Collateral.

          (b) If at any time the REIT shall determine in its reasonable judgment that its status as a real estate investment trust may be jeopardized as a result of the fact that it has insufficient cash funds to comply with the provisions of the Internal Revenue Code of 1986, as amended, regarding real estate investment trusts, the REIT may request that Secured Party release cash on deposit in the Cash Collateral Account to make up such shortfall. Secured Party agrees to release such cash proceeds provided that (i) no Event of Default (and no event which with the giving of notice of lapse of time or both would be an Event of Default) exists, and (ii) the REIT delivers to Secured Party an irrevocable letter of credit issued by a financial institution acceptable to Secured Party in an amount not less than the amount requested to be released from the Cash Collateral Account and otherwise in form and substance satisfactory to Secured Party.

          (c) As provided in the Notes, if any Debtor fails to cause Distributions paid to such Debtor to be deposited into the Cash Collateral Account as required by this Section, such Debtor shall be liable for repayment of the Notes as and to the extent provided in the Notes and the Guaranty.

          (d) After satisfaction of the tests established in subsection (a) above, Secured Party will from time to time upon Debtors' request release to Debtors any funds on deposit in the Cash Collateral Account to the extent such funds exceed the amount necessary to satisfy the test set forth in subsection (a) above so long as no Event of Default, and no event which with the giving of notice or lapse of time or both would be an Event of Default, then exists or would result therefrom.

     Section 5.6. VOTING RIGHTS. Unless and until an Event of Default shall have occurred and be continuing, Debtors shall be entitled to (i) exercise any and all voting rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement and (ii) act as general partner of the applicable Borrower, Secured Party shall execute and deliver to the Debtors all such proxies and other instruments as Debtors may reasonably request for the purpose of enabling Debtors to exercise the voting rights which they are entitled to exercise pursuant to this Section.

     Section 5.7. ADDITIONAL INTEREST. No Debtor shall consent to or approve the issuance of any additional shares of any class of capital stock or partnership interests of the issuer of the Collateral, or any securities convertible into, or exchangeable for, any such interests or any warrants, options, rights, or other commitments entitling any Person to purchase or otherwise acquire any such interests.

     Section 5.8. PROVIDE INFORMATION. Each Debtor shall fully cooperate, to the extent requested by Secured Party, in the completion of any notice, form, schedule, or other document filed by Secured Party on its own behalf or on behalf of a Debtor, including, without limitation, any required notice or statement of beneficial ownership or of the acquisition of beneficial ownership of equity securities constituting part of the Collateral and any notice of proposed sale of any such securities pursuant to Rule 144 as promulgated by the SEC under the Securities Act of 1933, as amended, Without limiting the generality of the foregoing, each Debtor shall furnish to Secured Party any and all information which Secured Party may reasonably request for purposes of any such filing, regarding a Debtor, the Collateral, and any issuer of any of the Collateral, and each Debtor shall disclose to Secured Party all material adverse information known by such Debtor with respect to the operations of any issuer of any of the Collateral.

     Section 5.9. DISTRIBUTIONS. If any Debtor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any Collateral or otherwise, such Debtor agrees to accept the same as Secured Party's agent and to hold the same in trust for Secured Party, and to deliver the same forthwith to Secured Party in the exact form received, with the appropriate endorsement of such Debtor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by Secured Party as additional Collateral for the Obligations, subject to the terms hereof. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of the issuer thereof shall be paid over to Secured Party to be held by it as additional Collateral for the Obligations subject to the terms hereof; and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to any recapitalization or reclassification of the capital of the issuer thereof or pursuant to any reorganization of the issuer thereof, the property so distributed shall be delivered to the Secured Party to be held by it, as additional Collateral for the Obligations, subject to the terms hereof, All sums of money and property so paid or distributed in respect of the Collateral that are received by any Debtor shall, until paid or delivered to Secured Party, be held by such Debtor in trust as additional security for the Obligations.

                                   ARTICLE VI

                                    DEFAULT

     Section 6.1. EVENTS OF DEFAULT. Each of the following shall be deemed an "Event of Default":

          (a) Any Debtor or any Borrower shall fail to pay when due the Obligations or any part thereof and such failure continues for five (5) days with respect to the payment of interest only.

          (b) Any representation or warranty made or deemed made by any Debtor in this Agreement or in any certificate, report, notice, or statement furnished at any time in connection with this Agreement is false, misleading, or erroneous in any material respect on the date when made or deemed to have been made.

          (c) Any Debtor shall fail to perform, observe, or comply with any covenant, agreement, or term contained in this Agreement and such failure is not cured within thirty (30) days after Secured Party sends written notice thereof to Debtors; provided however Secured Party may at Secured Party's option upon request of Debtors allow Debtors a longer period in which to effect a cure of a matter not reasonably susceptible to cure within such thirty (30) day period so long as Debtors shall diligently pursue such cure and shall provide such bond or additional collateral as Secured Party may require.

          (d) Any Debtor or any Borrower shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing.

          (e) An involuntary proceeding shall be commenced against any Debtor or any Borrower seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or a substantial part of its property, and such involuntary proceeding shall remain undismissed and unstayed for a period of thirty (30) days.

          (f) Any Debtor shall fail to discharge within a period of thirty
     (30) days after the commencement thereof any attachment, sequestration, or similar proceeding or proceedings not covered by insurance involving an aggregate amount in excess of $250,000 for any Debtor other than the Company or the REIT, and $1,000,000 with respect to the Company and the REIT, against any of its assets or properties.

          (g) Any Debtor shall fail to satisfy and discharge promptly any judgment or judgments not covered by insurance against such Debtor for the payment of money in an aggregate amount in excess of $250,000 for any Debtor other than the Company or the REIT, and $1,000,000 with respect to the Company and the REIT.

          (h) Any Debtor shall default in the payment of any indebtedness beyond any applicable grace period, or any Debtor shall default in the performance of any other agreement binding upon such Debtor.

          (i) This Agreement shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Debtor or any of its shareholders or partners, or any Debtor shall deny that it has any further liability or obligation under this Agreement.

          (j) A default or any event of default shall occur under the Guaranty or any Note or any document or instrument related thereto.

     Section 6.2. RIGHTS AND REMEDIES. If an Event of Default shall have occurred and be continuing, the Secured Party shall have the following rights and remedies:

          (i) The Secured Party may declare the Obligations or any part thereof immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Debtors; provided, however, that upon the occurrence of an Event of Default under Section 6.1(d) or Section 6.1(e) of this Agreement, the Obligations shall become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Debtors.

          (ii) In addition to all other rights and remedies granted to the Secured Party in this Agreement or in any other Loan Document or by applicable law, the Secured Party shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Secured Party may (A) without demand or notice to any Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose the Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (B) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Secured Party shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of any Debtor, which right or equity of redemption is hereby expressly waived and released by the Debtors. Upon the request of the Secured Party, the Debtors shall assemble the Collateral and make it available to the Secured Party at any place designated by the Secured Party that is reasonably convenient to the Debtors and the Secured Party. Each Debtor agrees that the Secured Party shall not be obligated to give more than five (5) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may without further notice, be made at the time and place to which the same was so adjourned. The Debtors shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other costs and expenses incurred by the Secured Party in connection with the collection of the Obligations and the enforcement of the Secured Party's rights under this Agreement. The Debtors shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations in full. The Secured Party may apply the Collateral against the Obligations in such order and manner as the Secured Party may elect in its sole discretion. The Debtors waive all rights of marshalling, valuation, and appraisal in respect of the Collateral.

          (iii) The Secured Party may cause any or all of the Collateral held by it to be transferred into the name of the Secured Party or the name or names of the Secured Party's nominee or nominees.

          (iv) Subject to the terms of the applicable partnership agreements (and Debtors' compliance with the provisions of Section 4.22 hereof), the Secured Party may exercise or cause to be exercised all voting rights and corporate and partnership powers in respect of the Collateral.

          (v) The Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

          (vi) On any sale of the Collateral, the Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority or agency.

          (vii) Each Debtor hereby acknowledges and confirms that Secured Party may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire any shares of the Collateral for their own respective accounts for investment and not with a view to distribution or resale thereof. Each Debtor further acknowledges and confirms that any such private sale may result in prices or other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner, and Secured Party shall be under no obligation to take any steps in order to permit the Collateral to be sold at a public sale. Secured Party shall be under no obligation to delay a sale of any of the Collateral for any period of time necessary, to permit any issuer thereof to register such Collateral for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws.

          (viii) If Secured Party determines that it will sell all or part of the Collateral pursuant to Section 6.2 hereof, and if, in the opinion of Secured Party it is necessary or advisable to have the Collateral, or that portion thereof to be sold, registered under the Securities Act of 1933, as amended, Debtors will, at Debtors' expense, cause each issuer of the Collateral, or that portion thereof to be sold, to execute and deliver, and cause the directors and officers of each such issuer to execute and deliver all such instruments and documents and cause such issuer(s), directors, and officers to do or cause to be done all such other acts and things as may be necessary or, in Secured Party's opinion, advisable to register the Collateral, or that portion thereof to be sold, under the Securities Act of 1933, as amended, and to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Collateral, or that portion thereof to be sold, and to make all amendments thereto and to the related prospectus that, in Secured Party's opinion, are necessary or advisable, all in conformity with the requirements of the Securities Act of 1933, as amended, and the rules and regulations of the SEC applicable thereto. Debtors agree to cause each issuer of the Collateral, or that portion thereof to be sold, to comply with Securities Act of 1933, as amended, and the blue sky laws of any jurisdiction that Secured Party shall designate and cause each such issuer to make available to its security holders, as soon as practical, an earnings statement (which need not be audited) that will satisfy the provisions of the Securities Act of 1933, as amended.

                                  ARTICLE VII

                                 MISCELLANEOUS

     Section 7.1. EXPENSES. The Debtors jointly and severally agree to pay on demand all costs and expenses incurred by the Secured Party in connection with the preparation, negotiation, execution, administration, and enforcement of this Agreement and any and all amendments, modifications, and supplements hereto. The Debtors jointly and severally agree to pay and to hold the Secured Party harmless from and against all filing fees and all excise, sales, stamp, and other taxes payable in connection with this Agreement or the transactions contemplated hereby.

      Section 7.2. INDEMNIFICATION. THE DEBTORS HEREBY JOINTLY AND SEVERALLY AGREE TO INDEMNIFY THE SECURED PARTY AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF THIS AGREEMENT, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, (C) ANY BREACH BY ANY DEBTOR OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN THIS AGREEMENT, OR (D) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING; BUT EXCLUDING LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES ARISING AS A RESULT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SECURED PARTY, WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON OR ENTITY TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON OR ENTITY.

      Section 7.3. NO WAIVER: CUMULATIVE REMEDIES. No failure on the part of the Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

      Section 7.4. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Debtors and the Secured Party and their respective heirs, successors, and assigns, except that no Debtor may assign any of its rights or obligations under this Agreement without the prior written consent of the Secured Party.

      Section 7.5. AMENDMENT: ENTIRE AGREEMENT. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED

OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

     Section 7.6. NOTICES. All notices and other communications provided for in this Agreement shall be given or made by telex, telegraph, telecopy, cable, or in writing and telexed, telecopied, telegraphed, cabled, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopy, subject to telephone confirmation of receipt, or delivered to the telegraph or cable office, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

     Section 7.7. GOVERNING LAW: VENUE SERVICE OF PROCESS. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This Agreement has been entered into in Dallas County, Texas, and it shall be performable for all purposes in Dallas County, Texas. Any action or proceeding against the Debtor under or in connection with this Agreement may be brought in any state or federal court in Dallas County, Texas. Each Debtor hereby irrevocably (a) submits to the nonexclusive jurisdiction of such courts, and (b) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum. Each Debtor agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 7.6 of this Agreement. Nothing in this Agreement shall affect the right of the Secured Party to serve process in any other manner permitted by law or shall limit the right of the Secured Party to bring any action or proceeding against any Debtor or with respect to any of its property in courts in other jurisdictions. Any action or proceeding by the Debtors against the Secured Party shall be brought only in a court located in Dallas County, Texas.

     Section 7.8. HEADINGS. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 7.9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Secured Party shall affect the representations and warranties or the right of the Secured Party to rely upon them.

     Section 7.10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 7.11. WAIVER OF BOND. In the event the Secured Party seeks to take possession of any or all of the Collateral by judicial process, the Debtors hereby irrevocably waive any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

     Section 7.12. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 7.13. CONSTRUCTION. The Debtors and the Secured Party acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Debtors and the Secured Party.

     Section 7.14. OBLIGATIONS ABSOLUTE. All rights and remedies of the Secured Party hereunder, and all obligations of the Debtors hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Obligations or this Agreement or any other agreement or instrument relating to;

          (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Obligations or this Agreement;

          (c) any exchange, release, or nonperfection of any Collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations; or

          (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Debtor.

     Section 7.15. TERMINATION. If all of the Obligations shall have been paid and performed in full and all commitments of the Secured Party to the Debtors and the Borrowers shall have expired or terminated, the Secured Party shall, upon the written request of the Debtors, execute and deliver to the Debtors a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to the Debtors (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Secured Party and has not previously been sold or otherwise applied pursuant to this Agreement.

     Section 7.16. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEBTORS HEREBY JOINTLY, SEVERALLY, IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDINIG, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

     Section 7.17. MANDATORY ARBITRATION. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Agreement or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc., predecessor in interest to Endispute, Inc., doing business as "J.A.M.S./ENDISPUTE" and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Agreement applies in any court having jurisdiction over such action.

          (a) SPECIAL RULES. The arbitration shall be conducted in Dallas, Texas and administered by J.A.M.S./Endispute who will appoint an arbitrator; if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within ninety (90) calendar days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional sixty (60) calendar days.

          (b) RESERVATIONS OF RIGHTS. Nothing in this Agreement shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Agreement; or (ii) be a waiver by Secured Party of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of Secured Party (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. Secured Party may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Agreement. At Secured Party's option, foreclosure under a deed of trust or mortgage may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither the exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies. No provision in the Loan Documents regarding submission to jurisdiction and/or venue in any court is intended or shall be construed to be in derogation of the provisions in any Loan Document for arbitration of any controversy or claim.

     IN WITNESS WHEREOF. the parties hereto have duly executed this Agreement as of the day and year first written above.

                             DEBTORS:

                             AIMCO PROPERTIES, L.P.,
                             a Delaware limited partnership

                             By: AIMCO-GP, Inc.,
                                 a Delaware corporation,
                                 as General Partner

                             By: /s/ Harry Alcock
                                -------------------------------------
                                   Harry Alcock, Vice President

                             Principal Place of Business, Chief Executive
                             Office, and Address for Notices:
                             c/o Apartment Investment and Management
                               Company
                             1873 S. Bellaire Street, 17th Floor
                             Denver, Colorado 80022-4348
                             Fax No.: (303) 753-9538
                             Telephone No.: (303) 759-8600

                             Attention: Harry Alcock


SIGNATURE PAGE - SECURITY AGREEMENT

                             AIMCO COPPERFIELD, L.P.,
                             a Delaware limited partnership,
                             as General Partner

                             By: AIMCO HOLDINGS, L.P.,
                                 a Delaware limited partnership,
                                 as General Partner

                                 By: AIMCO HOLDINGS QRS, INC.,
                                     a Delaware corporation,
                                     as General Partner

                                     By: /s/ Harry Alcock
                                        -------------------------------
                                         Harry Alcock, Vice President

                             Principal Place of Business, Chief Executive
                             Office, and Address for Notices:
                             c/o Apartment Investment and Management
                               Company
                             1873 S. Bellaire Street, 17th Floor
                             Denver, Colorado 80022-4348
                             Fax No.: (303) 753-9538
                             Telephone No.: (303) 759-8600

                             Attention: Harry Alcock



SIGNATURE PAGE - SECURITY AGREEMENT

                             AIMCO CROWS NEST, L.P.,
                             a Delaware limited partnership,
                             as General Partner

                             By: AIMCO HOLDINGS, L.P.,
                                 a Delaware limited partnership,
                                 as General Partner

                                 By: AIMCO HOLDINGS QRS, INC.,
                                     a Delaware corporation,
                                     as General Partner

                                     By: /s/ Harry Alcock
                                        -------------------------------
                                         Harry Alcock, Vice President

                             Principal Place of Business, Chief Executive
                             Office, and Address for Notices:
                             c/o Apartment Investment and Management
                               Company
                             1873 S. Bellaire Street, 17th Floor
                             Denver, Colorado 80022-4348
                             Fax No.: (303) 753-9538
                             Telephone No.: (303) 759-8600

                             Attention: Harry Alcock



SIGNATURE PAGE - SECURITY AGREEMENT

                             AIMCO GROUP, L.P.,
                             a Delaware limited partnership,
                             as General Partner

                             By: AIMCO HOLDINGS, L.P.,
                                 a Delaware limited partnership,
                                 as General Partner

                                 By: AIMCO HOLDINGS QRS, INC.,
                                     a Delaware corporation,
                                     as General Partner

                                     By: /s/ Harry Alcock
                                        -------------------------------
                                        Harry Alcock, Vice President

                             Principal Place of Business, Chief Executive
                             Office, and Address for Notices:
                             c/o Apartment Investment and Management
                               Company
                             1873 S. Bellaire Street, 17th Floor
                             Denver, Colorado 80022-4348
                             Fax No.: (303) 753-9538
                             Telephone No.: (303) 759-8600

                             Attention: Harry Alcock



SIGNATURE PAGE - SECURITY AGREEMENT

                             AIMCO HAMPTON HILL, L.P.,
                             a Delaware limited partnership,
                             as General Partner

                             By: AIMCO HOLDINGS, L.P.,
                                 a Delaware limited partnership,
                                 as General Partner

                                By: AIMCO HOLDINGS QRS, INC.,
                                    a Delaware corporation,
                                    as General Partner

                                    By: /s/ Harry Alcock
                                       -------------------------------
                                        Harry Alcock, Vice President

                             Principal Place of Business, Chief Executive
                             Office, and Address for Notices:
                             c/o Apartment Investment and Management
                               Company
                             1873 S. Bellaire Street, 17th Floor
                             Denver, Colorado 80022-4348
                             Fax No.: (303) 753-9538
                             Telephone No.: (303) 759-8600

                             Attention: Harry Alcock



SIGNATURE PAGE - SECURITY AGREEMENT

                             AIMCO HASTINGS PLACE, L.P.,
                             a Delaware limited partnership,
                             as General Partner

                             By: AIMCO HOLDINGS, L.P.,
                                 a Delaware limited partnership,
                                 as General Partner

                                 By: AIMCO HOLDINGS QRS, INC.,
                                     a Delaware corporation,
                                     as General Partner

                                     By: /s/ Harry Alcock
                                        -------------------------------
                                        Harry Alcock, Vice President

                             Principal Place of Business, Chief Executive
                             Office, and Address for Notices:
                             c/o Apartment Investment and Management
                               Company
                             1873 S. Bellaire Street, 17th Floor
                             Denver, Colorado 80022-4348
                             Fax No.: (303) 753-9538
                             Telephone No.: (303) 759-8600

                             Attention: Harry Alcock



SIGNATURE PAGE - SECURITY AGREEMENT

                             AIMCO OAK FALLS, L.P.,
                             a Delaware limited partnership,
                             as General Partner

                             By: AIMCO HOLDINGS, L.P.,
                                a Delaware limited partnership,
                                as General Partner

                                By: AIMCO HOLDINGS QRS, INC.,
                                    a Delaware corporation,
                                    as General Partner

                                    By: /s/ Harry Alcock
                                       -------------------------------
                                       Harry Alcock, Vice President

                             Principal Place of Business, Chief Executive
                             Office, and Address for Notices:
                             c/o Apartment Investment and Management
                               Company
                             1873 S. Bellaire Street, 17th Floor
                             Denver, Colorado 80022-4348
                             Fax No.: (303) 753-9538
                             Telephone No.:(303) 759-8600

                             Attention: Harry Alcock



SIGNATURE PAGE - SECURITY AGREEMENT

                             AIMCO RECOVERY FUND, L.P.,
                             a Delaware limited partnership,
                             as General Partner

                             By: AIMCO HOLDINGS, L.P.,
                                 a Delaware limited partnership,
                                 as General Partner

                                 By: AIMCO HOLDINGS QRS, INC.,
                                     a Delaware corporation,
                                     as General Partner

                                     By: /s/ Harry Alcock
                                        -------------------------------
                                        Harry Alcock, Vice President

                             Principal Place of Business, Chief Executive
                             Office, and Address for Notices:
                             c/o Apartment Investment and Management
                               Company
                             1873 S. Bellaire Street, 17th Floor
                             Denver, Colorado 80022-4348
                             Fax No.: (303) 753-9538
                             Telephone No.:(303) 759-8600

                             Attention: Harry Alcock



SIGNATURE PAGE - SECURITY AGREEMENT

                             AIMCO SIGNATURE POINT, L.P.,
                             a Texas limited partnership,
                             as Manager of Joint Venture

                             By: AIMCO SIGNATURE POINT, L.P.,
                                 a Delaware limited partnership,
                                 as General Partner

                                 By: AIMCO HOLDINGS, L.P.,
                                     a Delaware limited partnership,
                                     as General Partner

                                     By: AIMCO HOLDINGS QRS, INC.,
                                         a Delaware corporation,
                                         as General Partner

                                         By: /s/ Harry Alcock
                                            -------------------------------
                                             Harry Alcock, Vice President

                             Principal Place of Business, Chief Executive
                             Office, and Address for Notices:
                             c/o Apartment Investment and Management
                               Company
                             1873 S. Bellaire Street, 17th Floor
                             Denver, Colorado 80022-4348
                             Fax No.: (303) 753-9538
                             Telephone No.: (303) 759-8600

                             Attention: Harry Alcock



SIGNATURE PAGE - SECURITY AGREEMENT

                             AIMCO SUBURY, L.P.,
                             a Delaware limited partnership,
                             as General Partner

                             By: AIMCO HOLDINGS, L.P.,
                                 a Delaware limited partnership,
                                 as General Partner

                                 By: AIMCO HOLDINGS QRS, INC.,
                                     a Delaware corporation,
                                     as General Partner

                                     By: /s/ Harry Alcock
                                        -------------------------------
                                        Harry Alcock, Vice President

                             Principal Place of Business, Chief Executive
                             Office, and Address for Notices:
                             c/o Apartment Investment and Management
                               Company
                             1873 S. Bellaire Street, 17th Floor
                             Denver, Colorado 80022-4348
                             Fax No.: (303) 753-9538
                             Telephone No.: (303) 759-8600

                             Attention: Harry Alcock



SIGNATURE PAGE - SECURITY AGREEMENT

                             AIMCO WEST TRAILS, L.P.,
                             a Delaware limited partnership,
                             as General Partner

                             By: AIMCO HOLDINGS, L.P.,
                                 a Delaware limited partnership,
                                 as General Partner

                                 By: AIMCO HOLDINGS QRS, INC.,
                                     a Delaware corporation,
                                     as General Partner

                                     By: /s/ Harry Alcock
                                        -------------------------------
                                        Harry Alcock, Vice President

                             Principal Place of Business, Chief Executive
                             Office, and Address for Notices:
                             c/o Apartment Investment and Management
                               Company
                             1873 S. Bellaire Street, 17th Floor
                             Denver, Colorado 80022-4348
                             Fax No.: (303) 753-9538
                             Telephone No.: (303) 759-8600

                             Attention: Harry Alcock



SIGNATURE PAGE - SECURITY AGREEMENT

                             SECURED PARTY:
                             NATIONSBANK OF TEXAS, N.A.

                             By: /s/ [Illegible]
                                ------------------------------------
                                Its: Sen. Vice President
                                    -------------------------------

                             Address for Notices:
                             NationsBank of Texas, N.A.
                             901 Main Street, 51st Floor
                             Dallas, Texas 75202
                             Fax No.: (214)-508-0085
                                     ------------------------------
                             Telephone No.: (214) 508-1515

                             Attention: /s/ John B. Lamb
                                       -------------------------------





SIGNATURE PAGE - SECURITY AGREEMENT